CAPITAL LEASE	12 Months Ended
Dec. 31, 2015
Leases [Abstract]
CAPITAL LEASE
CAPITAL LEASE

(in thousands of $)	2015	2014
Total obligations under capital lease	143,112	150,997

As of December 31, 2015 and 2014, we operated one vessel under capital lease.

The leasing transaction, which occurred in August 2003, was in relation to the newbuilding, the Methane Princess. We novated the Methane Princess newbuilding contract prior to completion of construction and leased the vessel from the same financial institution in the United Kingdom (“The Methane Princess Lease”). The lessor of the Methane Princess has a second priority security interest in the Methane Princess and the Golar Spirit. Our obligation to the lessor under the Methane Princess Lease is secured by a letter of credit (“LC”) provided by other banks. Details of the security deposit provided by us to the bank providing the LC are given in note 18.

As of December 31, 2015, we are committed to make quarterly minimum capital lease payments (including interest), as follows:

Year ending December 31, (in thousands of $)	Methane Princess Lease
2016	7,442
2017	7,723
2018	8,030
2019	8,338
2020	8,650
2021 and thereafter	192,476
Total minimum lease payments	232,659
Less: Imputed interest	(89,547)
Present value of minimum lease payments	143,112

The Methane Princess Lease liability continues to increase until 2018 and thereafter decreases over the period to 2033, which is the end of the primary term of the lease. The interest element of the lease rentals is accrued at a floating rate based upon Pound Sterling LIBOR.

We determined that the entity that owned the vessel was a variable interest entity in which we had a variable interest and was the primary beneficiary. Upon the initial transfer of the vessels to the financial institutions, we measured the subsequently leased vessels at the same amounts as if the transfer had not occurred, which was cost less accumulated depreciation at the time of transfer.